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                                                                  EXHIBIT 10.110



                      AMENDMENT NO. 3 TO ASSET PURCHASE AGREEMENT


                  This AMENDMENT NO. 3 TO ASSET PURCHASE AGREEMENT (this "Amendment") is dated as of August 17, 2001 and entered into by and among IVonyx Group Services, Inc., a Delaware corporation ("IVonyx"), IVonyx, Inc., a California corporation and a wholly-owned subsidiary of IVonyx ("IVonyx Sub"), drkoop LifeCare, Inc. (formerly known as Infusion Acquisition Sub, Inc.), a Delaware corporation ("Acquisition Sub"), and drkoop.com, Inc., a Delaware corporation ("Parent" and, together with Acquisition Sub, the "Koop Parties"). IVonyx and IVonyx Sub are collectively referred to herein as the "IVonyx Parties" or individually as an "IVonyx Party."

                                 R E C I T A L S


                  WHEREAS, on April 13, 2001, IVonyx, IVonyx Sub, Acquisition Sub and Parent entered into the Asset Purchase Agreement, as amended by Amendment No. 1 thereto dated as of July 30, 2001 and Amendment No. 2 thereto dated as of August 8, 2001 (as amended, the "Purchase Agreement"); and

                  WHEREAS, pursuant to Section 12.6 of the Purchase Agreement, IVonyx, IVonyx Sub, Acquisition Sub and Parent now desire to amend the Purchase Agreement as hereinafter provided.

                                A M E N D M E N T


                  NOW, THEREFORE, the Parties agree as follows:

         1. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned thereto in the Purchase Agreement.

                  2. Article X is hereby amended by adding the following Section 10.14:

                  "10.14 Post-Closing Payments and Other Actions. From the Closing Date until the date that all of the obligations of any IVonyx Party to DVI Business Credit Corporation, DVI Capital, AmeriSource and any of their respective affiliates have been repaid in full (the "Pay-off Date"), the IVonyx Parties shall pay the United States of America, acting through the United States Attorney for the District of Puerto Rico and the Office of Inspector General of the United States Department of Health and Human Services or the designee thereof (collectively, the "United States") $70,000 per month in accordance with the terms of that certain Settlement Agreement between the United States and IVonyx Sub and the related Promissory Note in favor of the Treasurer of the United States c/o the United States Attorney for the District of Puerto Rico (the "Settlement Agreement

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                  Obligations"), it being understood that the first three such payments shall come from the DOJ Escrow Amount referenced in
                  Section 10.15 below. After the Pay-off Date, all cash and other assets generated (net of collection costs) from accounts receivable of the IVonyx Parties (or any successors thereto) or otherwise shall be immediately applied as follows and shall not be used for any other purpose:

                           (a) first, a monthly payment in the amount of $70,000
                  to the United States pursuant to the Settlement Agreement;

                           (b) second, to the extent cash and other assets
                  generated (net of collection costs) exceed the amount specified in clause (a) above in any given month, such cash and other assets shall be applied on a pari passu and pro rata basis to pay (i) Peter Molloy $125,000 with respect to his bonus from IVonyx accrued prior to the Closing Date (and Peter Molloy shall be a third party beneficiary of this Agreement for purposes of this clause (b)(i) only) and (ii) the Koop Parties any unpaid portion of the drkoop Recoupment Amount; and

                           (c) third, to repay the Settlement Agreement
                  Obligations until the Settlement Agreement Obligations have been repaid in full.

                  Until the date that the drkoop Recoupment Amount and the Settlement Agreement Obligations have been paid in full, the IVonyx Parties agree not to transfer, sell, dispose of, or otherwise assign or encumber any assets (including accounts receivable) of the IVonyx Parties. In addition, the IVonyx Parties agree to use their best efforts to cause AmeriSource to release any liens it may have on any of the Assets on the Closing Date or as promptly thereafter as possible."

         3.       Article X is hereby amended by adding the following
Section 10.15:

                  "10.15 (a) Post-Closing Escrow; Recoupment Amounts. In order to ensure that (i) the Settlement Agreement Obligations for the first three months following the Closing are paid using the Purchase Price proceeds, (ii) any tax liabilities of any IVonyx Party with respect to periods prior to the Closing Date are satisfied in full by the IVonyx Parties using the Purchase Price proceeds, (iii) that certain Internal Revenue Service tax lien in the amount of $21,000 for 1990 Federal Unemployment taxes (the "Federal Tax Lien") is terminated and
                  (iv) that payments for accrued vacation are made to employees employed by either of the IVonyx Parties prior to the Closing Date, the Koop Parties are requiring that $644,000 (the "Tax Escrow Amount"), $210,000 (the "DOJ Escrow Amount"), $21,000 (the "Federal Tax Lien Escrow Amount") and $217,000 (the "Accrued Vacation Escrow Amount") of the purchase price proceeds (i.e., a total of $1,092,000) be deposited in an account (Account #401-12470-14) established at Salomon Smith Barney (the "Escrow Account"). The Parties hereby agree that any withdrawal or distribution from the Escrow Account will be in accordance with Section 10.15(b) below and will require the signature of each of the



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                  authorized representatives of the IVonyx Parties, on the one hand, and the Koop Parties, on the other hand, as designated in Section 10.15(c) below.

                           (b) Release. The representatives will instruct
                  Salomon Smith Barney to release funds from the Escrow Account as follows:

                                    (1)     Upon delivery by the IVonyx Parties
                                            to the Koop Parties of a tax
                                            clearance certificate from the State
                                            of Michigan or other similar
                                            documentation satisfactory to the
                                            Koop Parties demonstrating that the
                                            Koop Parties will have no Michigan
                                            state tax liability with respect to
                                            periods prior to the Closing Date,
                                            the IVonyx Parties and the Koop
                                            Parties will cause their respective
                                            representatives to instruct Salomon
                                            Smith Barney to release to the
                                            IVonyx Parties the full Tax Escrow
                                            Amount (plus any accrued interest
                                            earned thereon), subject to
                                            satisfaction of the recoupment right
                                            of the Koop Parties pursuant to
                                            Section 10.15(d) below.

                                    (2)     Upon the determination of the IVonyx
                                            Parties that a portion or all of the
                                            Tax Escrow Amount will be required
                                            to satisfy tax liabilities owed by
                                            the IVonyx Parties to the State of
                                            Michigan with respect to periods
                                            prior to the Closing Date, the
                                            IVonyx Parties and the Koop Parties
                                            will cause their respective
                                            representatives to instruct Salomon
                                            Smith Barney to release from the
                                            Escrow Account to the applicable
                                            taxing authority of the State of
                                            Michigan, the aggregate amount of
                                            the tax liabilities owed to such
                                            taxing authority of the State of
                                            Michigan with respect to periods
                                            prior to the Closing Date, up to the
                                            Tax Escrow Amount. In the event such
                                            amount of tax liabilities is less
                                            than the Tax Escrow Amount (plus any
                                            accrued interest earned thereon),
                                            the remainder of the Tax Escrow
                                            Amount will remain in the Escrow
                                            Account pending release in
                                            accordance with Section 10.15(b)(1)
                                            above. In addition, in the event any
                                            taxing authority attempts to collect
                                            from either of the Koop Parties any
                                            tax liabilities of the IVonyx
                                            Parties, the Parties will cause
                                            their respective representatives to
                                            instruct Salomon Smith Barney to
                                            release to the Koop Parties from the
                                            Tax Escrow Amount the aggregate
                                            amount of the tax liabilities owed
                                            to such taxing authority for payment
                                            of such tax liabilities.

                                    (3)     In accordance with Section 10.14
                                            above, the IVonyx Parties and the
                                            Koop Parties will cause their
                                            respective representatives to
                                            instruct Salomon Smith Barney to
                                            release $70,000 per month from the
                                            DOJ Escrow Amount to the


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                                            United States in satisfaction of the
                                            first four Settlement Agreement
                                            Obligation payments.

                                    (4)     Upon delivery by the IVonyx Parties
                                            to the Koop Parties of documentation
                                            satisfactory to the Koop Parties
                                            demonstrating the termination of the
                                            Federal Tax Lien, the IVonyx Parties
                                            and the Koop Parties will cause
                                            their respective representatives to
                                            instruct Salomon Smith Barney to
                                            release to the IVonyx Parties the
                                            full Federal Tax Lien Escrow Amount
                                            (plus any accrued interest earned
                                            thereon), subject to satisfaction of
                                            the recoupment right of Koop Parties
                                            pursuant to Section 10.15(d) below.
                                            In the event the Federal Tax Lien
                                            has not been terminated within
                                            thirty days of the Closing Date, the
                                            Parties will cause their respective
                                            representatives to instruct Salomon
                                            Smith Barney to release the full
                                            Federal Tax Lien Escrow Amount (plus
                                            any accrued interest earned thereon)
                                            in accordance with instructions of
                                            the Koop Parties to effectuate the
                                            release and termination of the
                                            Federal Tax Lien. In addition, in
                                            the event any taxing authority
                                            attempts to collect from either of
                                            the Koop Parties tax liabilities of
                                            the IVonyx Parties relating to the
                                            Federal Tax Lien, the Parties will
                                            cause their respective
                                            representatives to instruct Salomon
                                            Smith Barney to release to the Koop
                                            Parties from the Federal Tax Lien
                                            Escrow Amount the aggregate amount
                                            of the tax liabilities owed to such
                                            taxing authority for payment of such
                                            tax liabilities.

                                    (5)     Without limiting the IVonyx Parties'
                                            obligation to pay their employees
                                            with respect to vacation accrued
                                            prior to the Closing Date, the Koop
                                            Parties and IVonyx Parties will
                                            cooperate to ensure that an
                                            aggregate amount equal to the
                                            Accrued Vacation Escrow Amount is
                                            used to compensate employees of
                                            either of the IVonyx Parties with
                                            respect to vacation accrued prior to
                                            the Closing Date and will cause
                                            their respective representatives to
                                            instruct Salomon Smith Barney to
                                            release from time to time funds from
                                            the Escrow Account to such employees
                                            equal in the aggregate to the
                                            Accrued Vacation Escrow Amount.
                                            Without limiting the generality of
                                            the foregoing, the Parties will
                                            cause their respective
                                            representatives to instruct Salomon
                                            Smith Barney to release funds from
                                            the Escrow Account (up to the
                                            Accrued Vacation Escrow Amount) to
                                            pay for the salaries of employees of
                                            the Koop Parties during the period
                                            that such employees are on vacation
                                            (to the extent such employees have
                                            accrued vacation with respect to
                                            their employment with the IVonyx
                                            Parties prior to the Closing



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                                            Date). Any amounts in addition to
                                            funds drawn from the Escrow Account
                                            necessary to pay for vacation
                                            accrued prior to the Closing Date
                                            will be paid by the IVonyx Parties.
                                            The IVonyx Parties will cooperate
                                            with the Koop Parties with respect
                                            to the timing and amounts of such
                                            additional payments. If the IVonyx
                                            Parties fail to pay for such accrued
                                            vacation and a Koop Party, in its
                                            discretion, elects to pay the
                                            applicable employees for such
                                            vacation, then the drkoop Recoupment
                                            Amount (as defined below) shall be
                                            increased by the amount(s) paid to
                                            such employees by such Koop Party.

                           (c) Authorized Representatives. Each of the IVonyx
                  Parties, on the one hand, and the Koop Parties, on the other hand, hereby designates and authorizes Albert Henry and Stephen Plutsky, respectively, to act as their respective representatives in connection with any withdrawal or distribution from the Escrow Account as set forth in Section 10.15(b) above. Each of Albert Henry and Stephen Plutsky, as the authorized representatives of the IVonyx Parties and the Koop Parties, respectively, may designate another representative upon written notice to Salomon Smith Barney.


                           (d) drkoop Recoupment Amount. If the drkoop
                  Recoupment Amount (as defined below) has not been paid in full prior to the date that any funds are to be released from the Escrow Account to any IVonyx Party pursuant to Section 10.15(b)(1) or Section 10.15(b)(4) above, then the Parties shall cause their respective representatives to instruct Salomon Smith Barney to release any such funds to the Koop Parties instead of the IVonyx Parties until the drkoop Recoupment Amount has been paid in full. Notwithstanding anything to the contrary herein, the IVonyx Parties shall pay the Koop Parties $190,000 (as such amount may be increased pursuant to the following sentence and/or pursuant to Section 10.15(b)(5) above, the "drkoop Recoupment Amount") on or before January 31, 2002 and, after the Pay-Off Date, all cash or other assets (net of collection costs) generated from accounts receivables of the IVonyx Parties (or any successors thereto) shall immediately be applied as set forth in Section 10.14(a), Section 10.14(b) and Section 10.14(c) before they are used for any other purpose (it being understood that if the drkoop Recoupment Amount is increased pursuant to the following sentence or pursuant to Section 10.15(b)(5) subsequent to the date it or any portion thereof has been paid, the unpaid portion of the drkoop Recoupment Amount (as so increased) shall be due and payable immediately). In the event the Koop Parties, in their sole discretion, elect to advance any amounts (in addition to the $80,000 previously advanced by the Koop Parties) to PricewaterhouseCoopers ("PwC") to pay for any obligations of the IVonyx Parties to PwC with respect to services relating to the audit, review and/or preparation of IVonyx financial statements prior to the Closing Date, the drkoop Recoupment Amount will be increased by the amount so advanced by the Koop Parties. Without limiting the right of offset of the Koop Indemnified Parties



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                  in Section 10.13 of the Agreement, the Parties acknowledge and agree that the Koop Parties shall have the right to reduce the amount of any Earnout Payment (if any) payable pursuant to
                  Section 2.5 by an amount equal to any unpaid portion of the drkoop Recoupment Amount.

                           (e) Security Interest. As security for the payment of
                  the drkoop Recoupment Amount by the IVonyx Parties to the Koop Parties, each of the IVonyx Parties hereby grants to each of the Koop Parties a security interest in, upon, and to (the "Koop Lien") all of the accounts receivable, contract rights, deposit accounts and other assets of any of the IVonyx Parties, whether now owned or hereafter acquired, and all proceeds and products of any of the foregoing (the "Koop Collateral"). The Koop Parties acknowledge and agree that the Koop Lien shall be junior to the existing liens on assets of the IVonyx Parties in favor of DVI Business Credit Corporation, DVI Capital and Amerisource. The IVonyx Parties hereby authorize the Koop Parties to file one or more financing statements and amendments thereto describing the Koop Collateral as may be necessary to evidence, perfect or protect the Koop Lien and to deliver any such other documents as may be reasonably requested to evidence, perfect or protect the Koop Lien."

         4. The Parties agree that the cash component of the Purchase Price required to be paid by the Koop Parties to the IVonyx Parties at the Closing (i.e., $2.0 million) will be deposited into the Escrow Account, retained by the Koop Parties or paid to the person or entity specified on Annex I, as the case may be, as set forth in more detail on Annex I hereto. The Parties agree that application of the cash component of the Purchase Price required to be paid by the Koop Parties to the IVonyx Parties at the Closing as set forth on Annex I shall constitute satisfaction in full of the Koop Parties' obligation to pay the cash portion of the Purchase Price pursuant to Section 2.3(a) of the Purchase Agreement.

         5. Section 12.1(a)(ii) is hereby amended by deleting the words "August 17, 2001" and replacing them with the words "August 20, 2001". In addition, the Parties acknowledge and agree that the Closing shall take place on Monday August 20, 2001, effective 9:00 AM Pacific time.

         6. Notwithstanding the terms of the Equipment Sublease being entered into on the Closing Date among Acquisition Sub and the IVonyx Parties (the "Equipment Sublease"), the Parties agree that once the obligations to DVI Capital under the applicable Capital Lease(s) to which DVI Capital is a party have been repaid in full, Acquisition Sub shall continue to have the right to lease (or sublease, as the case may be) from the IVonyx Parties the equipment covered by the Capital Lease(s) between IVonyx and DVI Capital for the duration of the original term of such Capital Lease(s) as if the underlying Capital Lease(s) (and the Equipment Sublease) were still in effect with respect to the Excluded Equipment covered by such Capital Lease(s), and IVonyx shall transfer all right, title and interest in and to the Excluded Equipment that was the subject of such Capital Lease(s) to Acquisition Sub at the expiration of the original term of the applicable Capital Lease provided Acquisition Sub has continued to make the payments to IVonyx through such expiration date. In addition, once the obligations to DVI Capital under the applicable Capital Lease(s) have been repaid in full, Acquisition Sub shall have the right to



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purchase the Excluded Equipment that was the subject of the DVI Capital Capital
Lease for a purchase price equal to the present discounted value of any remaining lease payments that would be due if such payments had been made through the expiration of the term of such Capital Lease. Nothing in this paragraph 6 shall limit the right of Acquisition Sub to cease leasing (or subleasing) such Excluded Equipment in accordance with the terms of the Equipment Sublease.

         7. Unless otherwise indicated, all references in this Amendment to designated "sections" are to the designated Sections of the Purchase Agreement.

         8. Except as modified by the foregoing, the terms and conditions of the Purchase Agreement shall remain in full force and effect.

         9. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         10. This Amendment shall be construed, interpreted and the rights of the Parties determined in accordance with the laws of the State of California (without giving effect to its conflicts of law principles).



                            [Signature Page Follows]



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                  IN WITNESS WHEREOF, the Parties hereto have caused this
Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                       IVONYX:

                                       IVONYX GROUP SERVICES, INC.


                                       By: /s/ Albert J. Henry
                                          --------------------------------------
                                       Name:  Albert J. Henry
                                       Title: Chairman

                                       IVONYX SUB:

                                       IVONYX, INC.


                                       By: /s/ Albert J. Henry
                                          --------------------------------------
                                       Name:  Albert J. Henry
                                       Title: Chairman

                                       ACQUISITION SUB:

                                       DRKOOP LIFECARE, INC.


                                       By: /s/ Richard M. Rosenblatt
                                          --------------------------------------
                                       Name:  Richard M. Rosenblatt
                                            ------------------------------------
                                       Title: Chief Executive Officer
                                             -----------------------------------

                                       PARENT:

                                       DRKOOP.COM, INC.


                                       By: /s/ Richard M. Rosenblatt
                                          --------------------------------------
                                       Name:  Richard M. Rosenblatt
                                            ------------------------------------
                                       Title: Chief Executive Officer
                                             -----------------------------------